UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 11, 2014

Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 N. Field Drive

Lake Forest, Illinois 60045

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (224) 212-2000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Restated Certificate of Incorporation

On December 11, 2014, Hospira, Inc. (“Hospira” or the “Company”) filed a Certificate of Elimination of Certificate of Designations of Series A Junior Participating Preferred Stock with the Delaware Secretary of State to eliminate its shares of Series A Junior Participating Preferred Stock (“Series A Preferred Stock”) from its Restated Certificate of Incorporation.  That filing was followed by the filing on December 11, 2014 of a Restated Certificate of Incorporation for Hospira, which reflects the elimination of the Series A Preferred Stock.  Both filings were effective upon filing with the Delaware Secretary of State.  Copies of the Certificate of Elimination and the Restated Certificate of Incorporation are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report.

No shares of Series A Preferred Stock were issued or outstanding.  Those shares were created in connection with the adoption in 2004 of Hospira’s Rights Agreement, dated as of April 28, 2004 (the “Rights Agreement”), with EquiServe Trust Company, N.A., as rights agent.  As previously reported, that Rights Agreement, and the rights created thereunder, expired on April 11, 2014 in accordance with the terms of the Rights Agreement.  Consequently, no shares of Series A Preferred Stock will be issued pursuant to that Rights Agreement or the rights created under that Rights Agreement.

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This Current Report may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including projections of certain measures of Hospira’s results of operations; projections of certain charges, expenses, and cash flow; and other statements regarding Hospira’s goals, plans and strategy.  Hospira cautions that these forward-looking statements are subject to risks and uncertainties, including adequate and sustained progress on the Hospira’s quality initiatives, continuous improvement activities, and device strategy that may cause actual results to differ materially from those indicated in the forward-looking statements.  Economic, competitive, governmental, regulatory, legal, intellectual property, product development, technological, supply, quality, and other factors that may affect Hospira’s operations and may cause actual results to be materially different from expectations include the risks, uncertainties and factors discussed under the headings “Forward-Looking Statements,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Hospira’s latest Annual Report on Form 10-K, and as updated by Hospira’s Reports on Form 10-Q, filed with the U.S. Securities and Exchange Commission.  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report.  Hospira undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments, other than as required by law.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Certificate of Elimination of Certificate of Designations of Series A Junior Participating Preferred Stock of Hospira, dated December 11, 2014.

3.2	Restated Certificate of Incorporation of Hospira, Inc., as in effect as of December 11, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPIRA, INC.

Date: December 11, 2014	/s/ Royce Bedward
	By:	Royce Bedward
	Its:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Certificate of Elimination of Certificate of Designations of Series A Junior Participating Preferred Stock of Hospira, dated December 11, 2014.

3.2	Restated Certificate of Incorporation of Hospira, Inc., as in effect as of December 11, 2014.